SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-05                  04-3617147
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-a

On September 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-a, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-a relating to the distribution date of September 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2003


                             Payment Date: 09/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        132,157,763.42    5.242000%    25,618,879.50    568,050.71   26,186,930.21       0.00   9,258.45
                        A2          8,930,826.80    5.242000%     7,352,918.63     38,387.17    7,391,305.80       0.00     625.66
                        A3         29,000,000.00    5.242000%             0.00    124,650.04      124,650.04       0.00   2,031.62
                        A4          1,058,534.70    5.242000%       205,197.73      4,549.88      209,747.60       0.00      74.16
                        A5            819,055.29    0.000000%       122,369.30          0.00      122,369.30       0.00       0.00
Residual                AR                  0.00    5.242000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,807,545.70    5.242000%       637,905.74     29,260.72      667,166.45       0.00     476.91
                        B2          2,674,450.77    5.242000%       250,611.24     11,495.53      262,106.77       0.00     187.36
                        B3          2,187,966.23    5.242000%       205,024.88      9,404.49      214,429.36       0.00     153.28
                        B4            486,484.54    5.242000%        45,586.37      2,091.05       47,677.41       0.00      34.08
                        B5            972,159.62    5.242000%        91,096.88      4,178.61       95,275.49       0.00      68.11
                        B6            973,131.05    5.242000%        91,187.83      4,182.79       95,370.61       0.00      68.17
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        186,067,918.12     -           34,620,778.08    796,250.98   35,417,029.06     -       12,977.80
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        106,538,883.93          9,258.45
                                A2          1,577,908.17            625.66
                                A3         29,000,000.00          2,031.62
                                A4            853,336.97             74.16
                                A5            696,685.99              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          6,169,639.96            476.91
                                B2          2,423,839.53            187.36
                                B3          1,982,941.36            153.28
                                B4            440,898.17             34.08
                                B5            881,062.73             68.11
                                B6            881,943.23             68.17
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        151,447,140.03         12,977.80
--------------------------------------------------------------------------------

                             Payment Date: 09/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    132,157,763.42     5.242000% 0605065B4    56.999369      1.263854    237.038048
                           A2      8,930,826.80     5.242000% 0605065C2    73.529186      0.383872     15.779082
                           A3     29,000,000.00     5.242000% 0605065D0     0.000000      4.298277  1,000.000000
                           A4      1,058,534.70     5.242000% 0605065E8    56.999369      1.263854    237.038048
                           A5        819,055.29     0.000000% 0605065F5    99.024575      0.000000    563.777304
Residual                   AR              0.00     5.242000% 0605065G3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,807,545.70     5.242000% 0605065H1    75.850860      3.479277    733.607605
                           B2      2,674,450.77     5.242000% 0605065J7    75.850860      3.479277    733.607605
                           B3      2,187,966.23     5.242000% 0605065K4    75.850860      3.479277    733.607605
                           B4        486,484.54     5.242000% 0605065L2    75.850860      3.479277    733.607605
                           B5        972,159.62     5.242000% 0605065M0    75.850860      3.479277    733.607605
                           B6        973,131.05     5.242000% 0605065N8    75.850837      3.479279    733.608150
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     186,067,918.12       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       151,447,139.14   151,447,139.14
Loan count                    327              327
Avg loan rate           5.981715%             5.98
Prepay amount       34,400,305.48    34,400,305.48

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        66,068.52        66,068.52
Sub servicer fees            0.00             0.00
Trustee fees               465.17           465.17


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.082237%           100.000000%            171,966,180.21
   -----------------------------------------------------------------------------
   Junior            6.917763%             0.000000%             12,780,324.98
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           1                   481,947.85
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 1                   481,947.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           35,417,029.06         35,417,029.06
Principal remittance amount           34,620,778.08         34,620,778.08
Interest remittance amount               796,250.98            796,250.98